REVENUE	12 Months Ended
Dec. 31, 2018
Revenue [abstract]
REVENUE [text block]
14.	REVENUE

	Year Ended
	December 31,	December 31,
Revenue by product	2018	2017
Concentrate sales	$111,052	$105,203
Provisional pricing adjustments	228	1,925
Total revenue from concentrate sales	111,280	107,128
Dore sales	39,229	43,371
Total revenue	$150,509	$150,499

Provisional pricing adjustments on sales of concentrates consist of provisional and final pricing adjustments made prior to the finalization of the sales contract. The Company’s sales contracts are provisionally priced with provisional pricing periods lasting typically one to three months with provisional pricing adjustments recorded to revenue as market prices vary. As at December 31, 2018, a 10% change to the underlying metals prices would result in a change in revenue and accounts receivable of $904 based on the total quantities of metals in sales contracts for which the provisional pricing periods were not yet closed.